VANGUARD FIXED INCOME SECURITIES FUNDS--
                             SHORT-TERM FEDERAL FUND

                       Supplement to the Prospectus Dated
                                  May 29, 1998

At a special meeting of shareholders held May 29, 1998, shareholders approved a proposal to permit the Short-Term Federal Fund to invest in bond futures and options. As a result, the Short-Term Federal Fund will adopt the same futures and options policy that applies to all other funds that comprise Vanguard Fixed Income Securities Funds. For details of the policy, please see the "Implementation of Policies" section of the prospectus.

                                                                 PS49-09/30/1998